                                                                    EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 20, 1997 appearing on page 38 of the Annual Report on Form 10-K of Ceradyne, Inc. for the year ended December 31, 1996.



                                     /s/ Arthur Andersen LLP

                                         ARTHUR ANDERSEN LLP


Orange County, California
July 16, 1997